UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2005

LINCOLN ELECTRIC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

0-1402

(Commission File Number)

Ohio (State or other jurisdiction of incorporation)	34-1860551 (I.R.S. Employer Identification No.)

22801 St Clair Avenue
Cleveland, Ohio 44117
(Address of principal executive offices, with zip code)

(216) 481-8100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to the Supplemental Executive Retirement Plan

On February 16, 2005, the Board of Directors of Lincoln Electric Holdings, Inc. (the “Company”) approved the amendment of the Company’s Supplemental Executive Retirement Plan (amended and restated as of March 1, 2002) (the “SERP”). The amendment is, in part, a response to temporary regulations issued by the Internal Revenue Service (the “IRS”) relating to the adoption of the American Jobs Creation Act of 2004 (the “Act”), which significantly changed the federal tax law applicable to deferred compensation plans as of January 1, 2005. In addition, the amendment modifies the benefit formula applicable to new participants in the SERP, in light of emerging trends in executive compensation.

Pursuant to the amendment, effective January 1, 2005, the Company:

1.	Unfroze the SERP with respect to all benefit accruals;

2.	Provided that all benefit accruals vested prior to January 1, 2005 would be administered so as to qualify for “grandfather” status and would continue to be governed by the law applicable to nonqualified deferred compensation prior to the adoption of Section 409A of the U.S. Internal Revenue Code (the “Code”) created by the Act;

3.	Provided that all benefit accruals that were not so “grandfathered” would be administered so as to qualify under Code Section 409A; and

4.	Established a two-tier benefit structure, such that:

a.	All new participants designated as “Management Committee and Regional President Participants” would be entitled to a Retirement Benefit equal to one and three hundred thirty-three thousandths percent (1.333%) of such participant’s Final Average Pay multiplied by his Years of Service, but not greater than sixty percent (60%) of the Participant’s Final Average Pay, less applicable offsets; and

b.	All new participants designated as “Other Participants” would be entitled to a Retirement Benefit equal to one and one hundred eleven thousandths percent (1.111%) of such participant’s Final Average Pay multiplied by his Years of Service, but not greater than fifty percent (50%) of the Participant’s Final Average Pay, less applicable offsets.

The foregoing is merely a summary of the terms and conditions of the amendment and not a complete discussion thereof. Accordingly, the foregoing is qualified in its entirety by reference to the full text of Amendment No. 4 to the SERP, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

10.1 Amendment No. 4 to the Supplemental Executive Retirement Plan (as amended and restated as of March 1, 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC
Date: February 18, 2005	By:	/s/ Vincent K. Petrella
Vincent K. Petrella
Vice President, Chief Financial Officer and Treasurer

LINCOLN ELECTRIC HOLDINGS, INC.

INDEX TO EXHIBITS

Exhibit No.	Exhibit
10.1	Amendment No. 4 to the Supplemental Executive Retirement Plan (as amended and restated as of March 1, 2002).